UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2006
Date of Report (Date of earliest event reported)

INVISION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 212 – 810 Peace Portal Drive
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 305-5696
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 5, 2006, Invision Capital, Inc. (the “Company”) engaged Davidson & Company, Chartered Accountants (“Davidson”), as its principal independent accountants. On the same date, the Company advised Cordovano and Honeck, LLP (“Cordovano”) that it was dismissed as the Company’s independent accountants. The Company’s Board of Directors approved the engagement of Davidson and the dismissal of Cordovano by written resolution.

Cordovano’s reports on the financial statements of the Company for the fiscal years ended July 31, 2005 and July 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the Company’s fiscal years ended July 31, 2004 and July 31, 2005, and the subsequent interim period preceding the dismissal of Cordovano between the Company and Cordovano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Cordovano, would have caused them to make reference to the subject matter of the disagreement in connection with their report for the financial statements for the past year.

The Company has provided Cordovano with a copy of this report and has requested in writing that Cordovano provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Cordovano and has filed it as an exhibit to this report.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Under generally accepted accounting principles, Invision Capital, Inc.’s (the “Company”) acquisition of and merger with EDI Exploration Drilling International GmbH (“EDI”), which was completed on April 26, 2006, is to be accounted for as a reverse acquisition. As such, EDI has been treated as the acquiring entity for accounting purposes and the fiscal year-end of EDI, being December 31 of each year, has been adopted for purposes of our reporting obligations under the Securities Act of 1933 and the Securities Exchange Act of 1934.

In accordance with the Securities and Exchange Commission’s guidance on reverse acquisitions, commencing with the quarter in which the acquisition of EDI was completed, the Company’s periodic reports will be filed based on EDI’s fiscal year, and no transition report will be filed by the Company with respect to the change in year-end.

Accordingly, for periods ending after April 26, 2006, the Company will file its periodic reports based on the fiscal year of EDI. As such, the Company will not file a Quarterly Report on Form 10-QSB for the period ended April 30, 2006, but will instead file a Quarterly Report on Form 10-QSB covering the period from February 1, 2006 to June 30, 2006, including consolidated balance sheets as at June 30, 2006 and December 31, 2005, statements of operations for the three month and six month periods ended June 30, 2005 and 2006 and statements of cash flows for the six months ended June 30, 2005 and 2006.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit
Number	Description of Exhibit

16.1	Letter of Cordovano and Honeck, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION CAPITAL, INC.

Date: June 5, 2006

	By:	/s/ Guenter Thiemann
Guenter Thiemann
Chief Financial Officer and Treasurer